SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                              ---------------------



                                   FORM 8 - K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               February 16, 2000
                                (Date of Report)

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     STATE OF DELAWARE                0-20468                   68-0195770
-----------------------------      ------------            -------------------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)


                   629 J Street, Sacramento, California          95814
                 (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (916) 231-0400

Item 5. Other Events

    Press release, dated February 16, 2000, announcing a proposed private placement. Attached is a copy of the press release as Exhibit 99.1.


Item 7. Financial Statements and Exhibits

    (c)  Exhibits

          99.1  Press Release

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 17, 2000

                                  ALTERNATIVE TECHNOLOGY RESOURCES, INC.



                                  By   /S/   JAMES W. CAMERON, JR.
                                             -------------------------
                                             James W. Cameron, Jr.
                                             Chief Executive Officer